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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
CHEROKEE INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHEROKEE INC.
6835 Valjean Avenue
Van Nuys, California 91406

May 9, 2008

To our Stockholders,

        I am pleased to invite you to attend the 2008 Annual Meeting of Stockholders of Cherokee Inc., to be held on Tuesday, June 10, 2008, at 10:00 a.m. (Pacific Time) at the Shutters on the Beach Hotel, One Pico Boulevard, Santa Monica, California 90405, telephone # (310) 458-0030.

        At the Annual Meeting, we expect to consider and act upon the following matters:

          1.     To elect five directors to the Board of Directors who will serve until the 2009 Annual Meeting of Stockholders of Cherokee Inc. and until their successors have been duly elected and qualified;

          2.     To ratify the selection of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2009 ("Fiscal 2009"); and

          3.     To transact such other business as may be properly brought before the meeting or any postponement or adjournment thereof.

        Details regarding admission to the meeting and the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. Voting by written proxy will ensure your representation at the Annual Meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

        Thank you for your ongoing support of and continued interest in Cherokee.

Sincerely,

Robert Margolis Chairman and Chief Executive Officer

CHEROKEE INC.
6835 Valjean Avenue
Van Nuys, California 91406

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 10, 2008

        NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of the Stockholders of Cherokee Inc. will be held at the Shutters on the Beach Hotel, One Pico Boulevard, Santa Monica, California 90405, telephone # (310) 458-0030, on Tuesday, June 10, 2008 at 10:00 a.m. (Pacific Time) for the following purposes:

          1.     To elect five directors to the Board of Directors who will serve until the 2009 Annual Meeting of Stockholders of Cherokee Inc. and until their successors have been duly elected and qualified;

          2.     To ratify the selection of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2009; and

          3.     To transact such other business as may be properly brought before the meeting or any postponement or adjournment thereof.

        Stockholders of record at the close of business on April 16, 2008 will be entitled to notice of and to vote at the annual meeting or any adjournments thereof. A list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder for any purpose germane to the annual meeting during normal business hours for ten days prior to the annual meeting.

        The Board of Directors urges each stockholder to read carefully the enclosed proxy statement, which is incorporated herein by reference.

By Order of the Board of Directors,

Carol A. Gratzke Secretary

Van Nuys, California
May 9, 2008

IMPORTANT

Whether or not you expect to attend the annual meeting in person, please complete, date, sign and return the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. Your proxy will be revocable any time prior to its exercise either in writing or by voting your shares personally at the annual meeting.

CHEROKEE INC.
6835 Valjean Avenue
Van Nuys, California 91406

PROXY STATEMENT
2008 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 10, 2008

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cherokee Inc., a Delaware corporation ("Cherokee" or the "Company"), of proxies to be used at the 2008 Annual Meeting of Stockholders to be held at the Shutters on the Beach Hotel, One Pico Boulevard, Santa Monica, California, on June 10, 2008, at 10:00 a.m. (Pacific Time) and at any adjournments or postponements thereof (the "Annual Meeting"). A form of the proxy is enclosed for use at the Annual Meeting. Stockholders are being asked to vote upon (1) the election of five directors to the Board of Directors, (2) the ratification of the selection of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2009; and (3) such other business as may properly come before the Annual Meeting. The approximate date on which this Proxy Statement and form of proxy are being mailed to the stockholders is May 9, 2008.

Record Date, Outstanding Shares and Voting

        The Company's Board of Directors has fixed April 16, 2008 as the record date to determine stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 8,913,902 shares of common stock outstanding. Each stockholder of record at the close of business on April 16, 2008 is entitled to one vote for each share of common stock then held on each matter to come before the Annual Meeting, or any adjournments or postponements thereof.

Quorum and Voting Requirements

        A majority of the votes eligible to be cast at the Annual Meeting by holders of common stock, or 4,456,952 votes, represented in person or by proxy at the Annual Meeting is required for a quorum. Under Delaware law, shares represented by proxies that reflect abstentions or "broker non-votes" will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Broker non-votes are shares held by a broker or nominee which are represented at the meeting but with respect to which such broker or nominee is not empowered to vote on a particular proposal. Under the rules that govern brokers, brokers who have record ownership of shares have the authority to vote on certain "routine" matters even when they have not received instructions from the beneficial owners of such shares. Routine matters include the election of directors and ratification of auditors. Broker non-votes are not expected to result from the vote on any of the proposals being voted on at the Annual Meeting.

        Directors will be elected by a favorable vote of a plurality of the shares of common stock present and entitled to vote, in person or by proxy, at the Annual Meeting. The nominees receiving the five highest number of votes will become directors. Abstentions will not affect whether the election of any nominee to the Board of Directors is approved at the Annual Meeting. The Company's Certificate of Incorporation does not provide for cumulative voting. The other proposals submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposals.

Voting and Revocation of Proxies

        If no instructions are given on the proxy, all shares represented by valid proxies received pursuant to this solicitation and not revoked before they are voted will be voted FOR the directors nominated by the Board of Directors, and FOR ratification of the selection of Moss Adams LLP as the Company's registered independent public accounting firm for Fiscal 2009, and as recommended by the Board of Directors with regard to any and all other matters or if no such recommendation is given, in the discretion of the proxy holder. Proxies marked "withhold" and/or "abstain" will be counted towards the quorum requirement but will not be voted for the election of the director nominees to the Board of Directors or for ratification of the selection of Moss Adams LLP as the Company's registered independent public accounting firm for Fiscal 2009.

        A proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company or by submitting, prior to the time of the meeting, a properly executed proxy bearing a later date. Stockholders having executed and returned a proxy, who attend the meeting and desire to vote in person, are required to so notify the Secretary of the Company prior to the beginning of the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management

        The following table includes information as to the number of shares of our common stock beneficially owned as of April 16, 2008, by the following:

  •
  each stockholder known by the Company to beneficially own more than 5% of the outstanding shares of its common stock;

  •
  each director and nominee;

  •
  the Chief Executive Officer, Chief Financial Officer and three other most highly compensated executive officers (collectively, the "Named Executive Officers") for the fiscal year ended February 2, 2008 ("Fiscal 2008"); and

  •
  all of the Named Executive Officers and directors as a group.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, which is sometimes referred to herein as the Commission, and includes voting and investment power with respect to shares. Unless otherwise indicated below, to the Company's knowledge, all persons named in the table have sole voting and investment power with respect to shares of common stock identified below, except to the extent authority is shared by spouses under applicable law. Beneficial ownership includes any shares that the person has the right to acquire within 60 days of April 16, 2008, through the exercise of any stock option or other equity right. Shares that a person has the right to acquire are deemed to be outstanding for the purpose of computing the percentage ownership of that person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

        Unless otherwise indicated in the notes to the table, the address of each director, Named Executive Officer and 5% stockholder listed in the table below is c/o Cherokee Inc., 6835 Valjean Avenue, Van Nuys, CA 91406. As of April 16, 2008, there were 8,913,902 shares of our common stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
5% Stockholders
Robert Margolis(1)	1,079,733	12.1%
Kayne Anderson Rudnick Investment Management, LLC(2)	710,531	8.0%
Directors
Robert Margolis(1)	1,079,733	12.1%
Jess Ravich	43,969	*
Keith Hull	10,000	*
Tim Ewing	122,333	1.4%
Dave Mullen	5,000	*
Other Named Executive Officers
Howard Siegel(3)	56,612	*
Sandi Stuart(4)	68,332	*
Russell J. Riopelle(5)	70,376	*
Mark Nawrocki(6)	36,999	*
All executive officers and directors as a group (9 persons)(7)	1,493,354	16.8%

(1)
Includes 794,733 shares held directly by Robert Margolis, and 135,000 shares owned by The Newstar Group, Inc. d/b/a The Wilstar Group ("Wilstar"). Mr. Margolis is the sole shareholder of Wilstar. Also includes 150,000 shares contributed to the Robert Margolis Foundation, Inc. Mr. Margolis expressly disclaims beneficial ownership of the shares held by the Robert Margolis Foundation.

(2)
The information reported is based on a Schedule 13G/A report with a reporting date of December 31, 2007, filed with the Securities and Exchange Commission by Kayne Anderson Rudnick Investment Management, LLC. Kayne Anderson Rudnick Investment Management, LLC reports its address as 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067.

(3)
Includes 6,666 shares of our common stock issuable upon the exercise of stock options exerciseable within sixty days of April 16, 2008.

(4)
Includes 14,999 shares of our common stock issuable upon the exercise of stock options exerciseable within sixty days of April 16, 2008.

(5)
Includes 55,872 shares of our common stock issuable upon the exercise of stock options exerciseable within sixty days of April 16, 2008.

(6)
Includes 36,999 shares of our common stock issuable upon the exercise of stock options exerciseable within sixty days of April 16, 2008.

(7)
Includes 114,536 shares of our common stock issuable upon the exercise of stock options exerciseable within sixty days of April 16, 2008.

ITEM 1.    ELECTION OF DIRECTORS

        At the Annual Meeting, stockholders will be asked to elect five directors to serve until the next Annual Meeting of stockholders and until their respective successors are elected and qualified. All five incumbent directors have been nominated for re-election for one-year terms. Mr. Margolis has been nominated pursuant to the terms of the Management Agreement (as defined below). None of the nominees has any family relationship to any other nominee or to any executive officer of the Company. Directors will be elected by a favorable vote of a plurality of the shares of common stock present and entitled to vote, in person or by proxy, at the Annual Meeting.

        In the event that any nominee for director should become unavailable, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. The Board of Directors has no present knowledge that any of the persons named will be unavailable to serve.

Information Concerning Directors and Nominees for Board of Directors

        The following table sets forth the principal occupation or employment and principal business of the employer, if any, of each director and nominee for director, as well as his age, business experience, other directorships held by him and the period during which he has previously served as director of the Company. Each nominee has consented to being named in this Proxy Statement as a nominee for election as director and has agreed to serve as a director if elected. The Board of Directors has made an affirmative determination as to the independence of each nominee other than Mr. Margolis, the Company's Chief Executive Officer.

Name, Age and Present Position with the Company	Principal Occupation for Past Five Years; Other Directorships; Business Experience
Robert Margolis, 60 Director, Chairman of the Board of Directors and Chief Executive Officer	Mr. Margolis has been a director since May 1995. Mr. Margolis was appointed Chairman of the Board of Directors and Chief Executive Officer on May 5, 1995. Mr. Margolis was the co-founder of the Company's Apparel Division in 1981. He had been the Co-Chairman of the Board of Directors, President and Chief Executive Officer since June 1990 and became Chairman of the Board of Directors on June 1, 1993. Mr. Margolis resigned all of his positions with the Company on October 31, 1993 and entered into a one-year consulting agreement with the Company. Subsequently, Mr. Margolis rejoined us as Chairman and Chief Executive Officer in May 1995. Mr. Margolis' services as Chief Executive Officer are provided pursuant to the terms of the Management Agreement.

Timothy Ewing, 47 Director
Mr. Ewing has been a director since September 1997. Mr. Ewing, a Chartered Financial Analyst, is the managing partner of Ewing & Partners and the manager of Value Partners, Ltd., a private investment partnership formed in 1989, and of the Endurance Partnerships, formed in 2001. Mr. Ewing has been a member of the board of directors of Harbourton Capital Group (OTC: HBTC) in McLean, Virginia since 2000, and TransWorld Corporation (OTC: TWOC) in New York, New York since 2004. In addition, Mr. Ewing was the chairman until recently and remains an executive board member of the Dallas Museum of Natural History, and sits on the board of directors of The Dallas Opera, the board of trustees of the Baylor HealthCare System Foundation and the advisory board of the Holocaust Studies Program at the University of Texas at Dallas.
Dave Mullen, 73 Director
Mr. Mullen has been a Director since May 2000. For more than nine years, he was the President and CEO of Robinson's-May in North Hollywood, California until he retired from The May Department Stores in July 1999. Mr. Mullen joined The May Department Stores in March 1988 and from March 1988 to June 1988 was the President and CEO of Goldwater's in Phoenix, Arizona. From June 1988 to January 1991 he was President and CEO of Filene's in Boston, Massachusetts and in January 1991 became the President and CEO of Robinson's-May in North Hollywood.
Jess Ravich, 50 Director
Mr. Ravich has been a Director since May 1995. Mr. Ravich is the Chairman and Chief Executive Officer of Libra Securities, LLC, a Los Angeles based investment banking firm that focuses on capital raising and financial advisory services for middle market corporate clients and the sales and trading of debt and equity securities for institutional investors. Prior to founding Libra in 1991, Mr. Ravich was an Executive Vice President at Jefferies & Co., Inc. and a Senior Vice President at Drexel Burnham Lambert. From November 2004 through November 2006, Mr. Ravich served on the board of managers of OpBiz, LLC. Mr. Ravich also serves as the chairman of the board of directors of ALJ Regional Holdings, Inc. In addition to his professional responsibilities, Mr. Ravich is on the Undergraduate Executive Board of the Wharton School and the Board of Trustees of the Archer School for Girls.

Keith Hull, 55 Director
Mr. Hull has been a director since June 1995. In 2008 Mr. Hull became the Chief Executive Officer of UCO Raymond Denim, an international textile company with markets and production facilities in North America, Europe and Asia. From 2007 to 2008 Mr. Hull was a Vice President, Marketing and Sales at Global Emergency Resources, LLC. Previously, Mr. Hull was President of Avondale Fabrics, and Corporate Vice President of its parent, Avondale Mills Inc. In 2004, Mr. Hull was named President and COO of Avondale Mills. Avondale Mills was a diversified manufacturer of textiles. In addition, Mr. Hull was a member of the board of the Avondale Foundation from August 2000 to February 2007. From 2002 to June 2006, Mr. Hull was a member of the University of South Carolina—Aiken's Partnership board.

Meetings and Committees of the Board of Directors

        The business affairs of the Company are managed under the direction of the Board of Directors, although the Board of Directors is not involved in the Company's day-to-day operations. During Fiscal 2008, the Board of Directors met four times and took action by written consent on seven occasions. Each director attended at least 80% of all Board of Directors and applicable committee meetings during Fiscal 2008. The Company encourages all of its directors to attend annual meetings of stockholders. All directors attended the 2007 annual meeting of stockholders.

        The Board of Directors does not currently provide a process for stockholders to send communications directly to the Board of Directors. However, communications may be sent by stockholders to the Secretary c/o Cherokee Inc., 6835 Valjean Avenue, Van Nuys, California 91406, who will forward any received communications to the Board of Directors.

        The Board of Directors has established two standing committees: an Audit Committee and a Compensation Committee.

Audit Committee

        The primary functions of the Company's Audit Committee are: to select, evaluate and, where appropriate, replace a firm of independent certified public accountants to conduct, among other things, the annual audit of the Company's books and records; to review with the independent accountants the scope and results of the annual audit and quarterly reviews prior to the filing of a report on Form 10-K or 10-Q with the Securities and Exchange Commission; to meet with the independent accountants and management in connection with each annual audit to discuss the scope of the audit and the procedures to be followed; to review and discuss the Company's financial statements with the Company's management; to consult with the independent accountants and management with regard to the adequacy of the Company's system of internal accounting and financial controls; to discuss with management and the independent accountants the Company's practices with respect to risk assessment, risk management and critical accounting policies; to receive from the independent auditors the report required by Independence Standards Board Standard No. 1 as in effect at that time and discuss it with the independent auditors; to review and reassess annually the adequacy of its charter; to prepare a report each year for inclusion in the Company's annual Proxy Statement; and to pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent accountants. The Cherokee Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company's website at www.thecherokeegroup.com. In addition, the Board of

Directors has determined that all of the members of the Audit Committee are "independent," as defined by the rules of The Nasdaq Stock Market, Inc. and Rule 10A-3 of the Exchange Act.

        Representatives of the Company's independent public accountants are invited to attend meetings of the Audit Committee and certain members of management may also be invited to attend. In Fiscal 2008, the Audit Committee consisted of three non-employee directors: Mr. Hull, Mr. Mullen and Mr. Ravich (Chairman), and Mr. Ravich is the Company's designated Audit Committee Financial Expert. The Audit Committee met four times during Fiscal 2008. All members of the Audit Committee attended all of the Audit Committee meetings in Fiscal 2008.

        Any stockholder or employee may submit at any time a complaint or concern to the Audit Committee regarding any questionable accounting, internal accounting controls or auditing matters concerning the Company by writing c/o Keith Hull, Cherokee Inc., 6835 Valjean Avenue, Van Nuys, California 91406.

Compensation Committee

        The Company's compensation program for executive officers is administered by the Compensation Committee of the Board of Directors. The Compensation Committee is responsible for setting and administering executive officer salaries and the annual bonus and long-term incentive plans that govern the compensation paid to the Company's executives. The Compensation Committee consists of Mr. Ewing (Chairman), Mr. Ravich and Mr. Hull, all of whom are non-employee directors and outside directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Internal Revenue Code, respectively. The Board of Directors has determined that all of the members of the Compensation Committee are "independent," in accordance with Rule 4350(c) rules of The Nasdaq Stock Market, Inc. The Compensation Committee met three times during Fiscal 2008 and took action by written consent on three occasions during Fiscal 2008.

        The agenda for meetings of the Compensation Committee is determined by its chairman with the assistance of our Chief Executive Officer and our Chief Financial Officer. Compensation Committee meetings are regularly attended by the Chief Executive Officer and the Chief Financial Officer. The Compensation Committee's chairman reports the committee's recommendations on executive compensation to the Board. The Compensation Committee reviews the total fees paid to outside consultants to ensure that the consultant maintains its objectivity and independence when rendering advice to the committee.

        The Cherokee Board of Directors has not adopted a written charter for the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee is comprised entirely of independent directors. None of the executive officers of the Company has served on the board of directors or on the compensation committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of the Company.

Nominating Committee

        The Company does not have a standing nominating committee, which the Board of Directors determined is not necessary given the relatively small size of the Company's Board of Directors and management team, limited scope of operations and simplicity of the Company's business. In accordance with the Nasdaq rules, commencing in fiscal year 2004, only the members of the Board of Directors who qualify as "independent directors" within the meaning of Rule 4200(a)(15) of the Nasdaq Rules will perform the functions of the nominating committee. These functions include reviewing and recommending to the full Board of Directors issues relating to the Board's composition and structure; establishing criteria for membership and evaluating corporate policies relating to the recruitment of Board members; and making recommendations regarding proposals submitted by stockholders. The independent directors will evaluate nominees recommended by stockholders in the same manner as they evaluate other nominees. A stockholder who wishes to suggest a prospective nominee for the Board of Directors should notify the Company, the Secretary of the Company or any independent director in writing with any supporting material the stockholder considers appropriate. The independent directors will review each potential candidate's qualifications, including the following criteria: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience in the Company's industry and with relevant social policy concerns; experience as a board member of another publicly held company; academic expertise in an area of the Company's operations; and practical and mature business judgment.

        All of the nominees for director being voted upon at the Annual Meeting are directors standing for re-election.

Code of Business Conduct and Ethics

        The Company has adopted a Code of Business Conduct and Ethics that applies to the Company's directors, officers (including the Chief Executive Officer, Chief Financial Officer, Controller and persons performing similar functions), employees, agents and consultants. This Code satisfies the requirements of a "code of business conduct and ethics" under Rule 4350-7 of the Nasdaq Rules and a "code of ethics" within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and applicable SEC rules.

Directors' Remuneration and Stock Options

        For their services on the Board of Directors during Fiscal 2008, each non-employee director was paid a retainer fee of $25,000 per annum. The fees are paid in quarterly increments. In addition to the general retainer for board service, non-employee directors who serve on board committees are entitled to additional compensation as follows: Audit Committee members received $5,000 and Compensation Committee members received $2,500 per each formal meeting, and Audit Committee members also receive an additional retainer fee of $15,000 per annum.

        During the fiscal years ended January 28, 2006 ("Fiscal 2006") and February 3, 2007 ("Fiscal 2007") and Fiscal 2008, none of the current directors exercised any stock options to purchase common stock of Cherokee Inc.

Directors' Remuneration for Fiscal 2008

        The following table sets forth certain information concerning the compensation of the Company's directors for Fiscal 2008:

Name	Fees Earned or Paid in Cash ($)	Total ($)
Tim Ewing(1)	$35,000	$35,000
Keith Hull(1)	$70,000	$70,000
Dave Mullen	$60,000	$60,000
Jess Ravich(1)	$70,000	$70,000

(1)
Includes the advance payment of $2,500 of 2009 fees to each member of the Compensation Committee during Fiscal 2008.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" EACH OF THE DIRECTORS NOMINATED IN ITEM 1.

ITEM 2.    RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Audit Committee has selected Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2009 ("Fiscal 2009") and has further directed that the selection of the independent auditors be submitted for ratification by the stockholders at the Annual Meeting. Moss Adams LLP audited the Company's financial statements for fiscal years 2007 and 2008. Representatives of Moss Adams LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Stockholder ratification of the selection of Moss Adams LLP as the Company's independent registered public accounting firm is not required by the Company's Bylaws or otherwise. However, the board of directors is submitting the selection of Moss Adams LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF MOSS ADAMS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2009.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

  Overview

        This compensation discussion and analysis explains the Company's policies and philosophies regarding executive compensation and the material elements of the compensation awarded to, earned by, or paid to each of the Company's executive officers who served as a Named Executive Officer during Fiscal 2008.

  Compensation Policies and Philosophy

        The Compensation Committee currently oversees the design and administration of our executive compensation program. The Compensation Committee's primary objectives in structuring and administering our executive officer compensation program are to:

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  attract, reward and retain executive officers who contribute to the Company's success;

  •
  provide economic incentives for executive officers to achieve the Company's business and financial objectives by linking the executive officers' compensation to the performance of the Company;

  •
  strengthen the relationship between executive pay and stockholder value; and

  •
  reward individual performance.

        To achieve the above listed objectives, the Compensation Committee endeavors to implement and maintain compensation packages that are performance-oriented and designed to link the Company's strategic business objectives, specific financial performance objectives and the enhancement of stockholder returns with the compensation of the Company's executives, including the Named Executive Officers, using a combination of base salary, cash bonuses and stock options. The Compensation Committee evaluates and determines individual executive performance considering, among other things, the following factors: (1) the individual's ability to perform assigned tasks; (2) the individual's knowledge of his or her job; and (3) the individual's ability to work with others toward the achievement of the Company's goals. The Compensation Committee also evaluates corporate performance by considering factors such as the Company's performance relative to the business environment and the success of the Company in meeting its business and financial objectives. In reviewing the above listed factors regarding both individual and corporate performance, the Compensation Committee relies on its subjective evaluations of such factors. We believe that it is important to reward excellence, leadership and outstanding long-term company performance in a form designed to retain and motivate executives while aligning their incentives with continued high levels of performance.

        The Compensation Committee's practice is to establish the annual compensation packages for our executive officers other than our Chief Executive Officer, whose compensation is determined pursuant to the Management Agreement, after the completion of the audit for the prior year. In the first quarter of each fiscal year, typically in March or April, in connection with annual performance reviews, the Compensation Committee together with the Chief Executive Officer evaluates and determines executive compensation packages. Performing this process after the end of the prior year allows the Compensation Committee to incorporate data on the Company's performance during the prior year into its analysis and to conduct an assessment of the executives' contribution to the Company's overall performance. The Compensation Committee then compiles the information to establish annual base compensation and performance-related incentives and make adjustments to long-range compensation incentives as appropriate to reflect achievement against prior awards. The Compensation Committee may conduct additional analyses of compensation trends and assessments of the Company's competitive position at other times during the year to address changes in the market for executive services or special circumstances affecting the Company.

        All equity incentive awards to the Company's executive officers are granted by the Compensation Committee, typically at its first quarter meeting at which executive compensation for the coming year is determined, which is generally scheduled several months in advance. For retention purposes or to reflect changes in responsibilities or similar events or circumstances, the Compensation Committee may also grant equity awards at other times during the year. Equity incentive awards to newly-hired executive officers are generally granted at the first regularly-scheduled Compensation Committee meeting following the individual's date of hire. The exercise price for all stock option grants is set at a price equal to the closing price per share of the Company's common stock as reported by NASDAQ on the date of grant. In March 2007, the Compensation Committee established the cash and equity compensation for the executive officers for Fiscal 2008. A summary of such compensation is included in the Company's Current Report on Form 8-K filed with the Commission on April 4, 2007.

  Role of Executive Officers in Compensation Decisions

        The compensation paid to our Chief Executive Officer is determined pursuant to the Management Agreement. With regard to the compensation paid to each executive officer other than the Chief Executive Officer, the Chief Executive Officer reviews, on an annual basis, the compensation paid to each such executive officer during the past year and submits to the Compensation Committee his recommendations regarding the compensation to be paid to such persons during the next year. Following a review of such recommendations, the committee will take such action regarding such compensation as it deems appropriate, including approving compensation in an amount the Compensation Committee deems reasonable.

        Management plays a significant role in the compensation-setting process for executive officers, other than the Chief Executive Officer, by:

  •
  evaluating employee performance;

  •
  recommending business performance targets and establishing objectives; and

  •
  recommending salary levels, bonuses and equity-based awards.

        Management also prepares meeting information for most Compensation Committee meetings, and the Chief Executive Officer participates in committee meetings at the Compensation Committee's request to provide:

  •
  background information regarding our strategic objectives;

  •
  his evaluation of the performance of the executive officers; and

  •
  compensation recommendations as to executive officers (other than himself).

  Components of Compensation

        The compensation of executive officers consists of three principal components: base salary, cash incentive bonuses and stock options. The Compensation Committee believes that the combination of these elements is essential to attracting and retaining talented and hard-working individuals and aligning their incentives with the interests of our stockholders. The Compensation Committee does not adopt express formulae for weighting different elements of compensation or for allocating between long-term and short-term compensation but strives to develop comprehensive packages that are competitive with those offered by other companies with which the Company competes to attract and retain talented executives.

  Base Salary

  Executive Officer Salaries

        The Compensation Committee conducts an annual review of the base salary for each senior executive officer other than the Chief Executive Officer, including Named Executive Officers. Each year after the completion of the Company's fiscal year end audit, in connection with performing annual performance reviews, the Chief Executive Officer makes initial compensation recommendations with respect to the executive officers other than the Chief Executive Officer, for salaries and raises. The Chief Executive Officer provides his recommendations and the reasons for his recommendations to the Compensation Committee, which reviews the Chief Executive Officer's recommendations and makes a final determination. In considering executive officers' salaries, the Chief Executive Officer and the Compensation Committee consider the individual and corporate performance factors outlined above, and put particular emphasis on the success of the Company in meeting its business and financial objectives and the overall contribution of each executive officer in helping to attain those objectives. The Compensation Committee also considers each executive officer's qualifications, duties and responsibilities. Decisions with respect to executive compensation are made at the Compensation Committee's annual year-end meeting.

  CEO Salary

        The annual base compensation payable to Mr. Margolis for providing his executive management services as the Company's Chairman of the Board and Chief Executive Officer is governed by the Management Agreement. Under the terms of the Management Agreement, Mr. Margolis' base salary for Fiscal 2008 was $761,000, and is subject to annual cost of living increases. See the description of the Management Agreement under "Employment Agreements" below which is incorporated herein by this reference. The Compensation Committee exercises no discretion with respect to Mr. Margolis' base salary.

  Cash Bonuses

  Executive Officers Bonuses

        The Company's executives are eligible to receive cash incentive bonuses on an annual basis. This element of compensation is designed to motivate the Company's employees to meet the business and financial objectives of the Company because it is tied to the profitability of the Company. After the completion of the audit for the prior fiscal year and in connection with annual performance reviews, the CEO determines initial recommendations with respect to cash incentive bonuses for the executive officers other than the CEO, taking into account the achievement of company-specific performance measures and individual-specific objectives for the applicable fiscal year as well as the contribution of the executive to the overall success and achievements of the Company. The CEO provides his recommendations to the Compensation Committee. The Compensation Committee reviews and discusses the Chief Executive Officer's recommendations and makes a final determination regarding cash incentive bonuses for the Company's executive officers at its year-end meeting.

  CEO Bonus

        The Management Agreement provides for an annual performance bonus to Mr. Margolis if and to the extent that the Company meets certain EBITDA thresholds. More specifically, the Management Agreement provides that, for each fiscal year after fiscal 2000, if our EBITDA for such fiscal year is no less than $5.0 million, then Mr. Margolis will receive a performance bonus equal to (x) 10% of our EBITDA for such fiscal year in excess of $2.5 million up to $10.0 million, plus (y) 15% of our EBITDA for such fiscal year in excess of $10.0 million. As a result, for Fiscal 2008 we accrued a bonus of $3.4 million for Mr. Margolis, which is payable within 60 days of our fiscal year end and which was paid in April 2008. See the description of the Management Agreement under "Employment Agreements" below which is incorporated herein by this reference. The Compensation Committee exercises no discretion with respect to Mr. Margolis' performance bonus.

  Equity Compensation

        The Compensation Committee is authorized to grant employees stock options under The Cherokee 2006 Incentive Award Plan and The Cherokee 2003 Incentive Award Plan. Stock options are granted under the plans with exercise prices equal to or above the market price of the Company's common stock on the date of grant and generally vest in annual installments over two or three years. Since stock options have value only if the price of the Company's common stock increases over the exercise/grant price, the Compensation Committee believes that stock option grants to executive officers provide incentives for executive officers to build stockholder value and thereby align the interests of the executive officers with the stockholders. The Compensation Committee also believes that these grants, which may vest over a period of two or more years, provide incentives for executive officers to remain with the Company. In determining the number of options granted in any fiscal year, the Compensation Committee considers such factors as the seniority of the executive officer, the contribution that the executive officer is expected to make to the Company in the coming years and has made to the Company in the past, and the size of prior grants to the executive officer. The Compensation Committee generally determines option grants for executive officers and employees other than the Chief Executive Officer, based on recommendations from the Chief Executive Officer made in connection with annual performance reviews. However, the Compensation Committee may from time to time also grant options based on individual and corporate achievements and other factors. Stock option grants are typically determined at the Compensation Committee's year-end meeting, which is typically scheduled several months in advance. The Company does not time the release of material nonpublic information based on stock option award grant dates.

Perquisites

        The Company annually reviews the perquisites that senior executives receive. Generally, the Company's senior executives are entitled to no benefits that are not otherwise available to all of its employees.

Other Benefits

        The Company maintains broad-based benefits that are provided to all employees, including health and dental insurance, life and disability insurance and a 401(k) plan. Participants in the 401(k) plan are permitted to contribute to the plan through payroll deductions within statutory and plan limits. Participants may select from a variety of investment options. Investment options do not include the Company's common stock. In addition, the Company provides a matching contribution of up to 4% of each eligible employee's salary per year.

162(m) Tax Deductibility

        Section 162(m) of the Internal Revenue Code limits the deductibility of certain otherwise deductible compensation in excess of $1.0 million paid to the Named Executive Officers. It is the policy of the Compensation Committee to attempt to have all executive compensation treated as tax-deductible compensation wherever, in the judgment of the Compensation Committee, to do so would be consistent with the objectives of the compensation plan under which the compensation is paid. However, this policy does not rule out the ability to make awards or to approve compensation that may not qualify for the compensation deduction. The Compensation Committee may elect to approve awards or grant compensation to executive officers which are not deductible by the Company under Section 162(m) of the Internal Revenue Code.

Summary Compensation Table

        The following table sets forth the compensation paid to or earned from the Company during Fiscal 2007 and Fiscal 2008 by the Named Executive Officers:

Name and Principal Position	Fiscal Year	Salary $	Bonus $(3)	Option Awards(1)	All Other Compensation $(2)	Total Compensation $
Robert Margolis Chairman and Chief Executive Officer(4)	2008 2007	761,000 737,000	3,382,000 8,002,000	—	13,000 21,000	4,155,000 8,760,000
Russell J. Riopelle Chief Financial Officer	2008 2007	300,000 290,000	65,000 80,000	175,000 138,000	11,000 14,000	551,000 522,000
Howard Siegel President—Operations	2008 2007	320,000 300,000	77,000 80,000	56,000 56,000	13,000 17,000	466,000 453,000
Sandi Stuart Executive Vice President(5)	2008 2007	300,000 300,000	48,000 60,000	56,000 56,000	25,000 19,000	429,000 435,000
Mark Nawrocki Senior Vice President	2008 2007	260,000 250,000	70,000 75,000	143,000 84,000	15,000 11,000	488,000 420,000

(1)
Amounts reflect the dollar amount recognized by the Company for financial statement reporting purposes in accordance with Statement of Financial Accounting Standards No. 123(R), or SFAS 123(R), for all outstanding awards which vested during Fiscal 2007 and Fiscal 2008. The assumptions used in calculating these amounts are discussed in Note 8 of the Notes to our consolidated financial statements for Fiscal 2008, which accompany this proxy statement. The Company does not have compensation pertaining to a Non-Equity Incentive Plan, nor does it have any Pension Plans or Nonqualified Deferred Compensation Earnings.

(2)
The All Other Compensation column includes the employer paid health insurance premiums and the employer contributions to the Named Executive Officer's 401(k) Plan paid on his or her behalf.

(3)
Represents amounts earned in Fiscal 2008, but paid in April 2008.

(4)
The management services of Mr. Margolis as the Company's Chairman of the Board and Chief Executive Officer are provided pursuant to the Management Agreement. Under the Management Agreement, Mr. Margolis is eligible to receive both base compensation and annual cash bonuses for providing management services.

(5)
On April 21, 2008, Sandi Stuart, Executive Vice President, notified the Company that she was resigning from her position with the Company effective April 25, 2008.

GRANTS OF PLAN-BASED AWARDS

        The following table sets forth certain information concerning grants of awards made to each Named Executive Officer during Fiscal 2008:

Estimated Future Payouts Under Equity Incentive Plan Awards

Name/Award	Grant Date	Target # of Options	Exercise or Base Price of Option Awards $/sh		Grant Date Fair Value of Stock and Options Awards $(2)
Robert Margolis	—	—		—		—
Russell J. Riopelle Stock Options(1)	3/29/2007	10,000		$43.42		$60,000
Howard Siegel Stock Options(1)	3/29/2007 10/1/2007	10,000 10,000	$ $	43.42 39.16	$ $	60,000 65,000
Sandi Stuart Stock Options(1)	3/29/2007 8/28/2007	5,000 30,000	$ $	43.42 37.26	$ $	30,000 177,000
Mark Nawrocki Stock Options(1)	3/29/2007 10/1/2007	10,000 15,000	$ $	43.42 39.16	$ $	60,000 98,000

(1)
Consists of stock options that vest ratably over a 3-year period, beginning on the first anniversary of the date of grant. Vesting is contingent on continued employment.

(2)
Amounts reflect the dollar amount recognized by the Company for financial statement reporting purposes in accordance with Statement of Financial Accounting Standards No. 123(R), or SFAS 123(R), for all outstanding awards granted to each Named Executive Officer during Fiscal 2008, except that amounts shown in the table exclude the impact of estimated forfeitures related to service-based vesting conditions. The assumptions used in calculating these amounts are discussed in Note 8 of the Notes to our consolidated financial statements for Fiscal 2008, which accompany this proxy statement.

OUTSTANDING EQUITY AWARDS AT FEBRUARY 2, 2008

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date
Robert Margolis	—	—	—		—	—
Russell J. Riopelle Stock Options	5,754 29,690 6,666 5,214 —	— — 3,334 10,430 10,000	— — — — —	$ $ $ $ $	20.61 23.12 34.62 39.26 43.42	2/9/2014 4/7/2011 6/30/2012 4/7/2013 3/29/2014
Howard Siegel Stock Options	3,333 — —	3,334 10,000 10,000	— — —	$ $ $	34.62 43.42 39.16	6/30/2012 3/29/2014 10/1/2014
Sandi Stuart Stock Options	6,667 6,666 — —	— 3,334 5,000 30,000	— — — —	$ $ $ $	23.12 34.62 43.42 37.26	4/7/2011 6/30/2012 3/29/2014 8/28/2014
Mark Nawrocki Stock Options	8,666 8,333 — —	8,334 16,667 10,000 15,000	— — — —	$ $ $ $	33.98 39.26 43.42 39.16	6/14/2012 4/7/2013 3/29/2014 10/1/2014

(1)
Consists of stock options that vest ratably over a 3-year period, beginning on the first anniversary of the date of grant. Vesting is contingent on continued employment.

OPTIONS EXERCISED AND STOCK VESTED

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Robert Margolis	—	—
Russell J. Riopelle	4,852	$121,882
Howard Siegel	6,005	$104,082
Sandi Stuart	—	—
Mark Nawrocki	—	—

(1)
Represents the net amount realized from all option exercises during Fiscal 2008 with the net amount representing the difference between the exercise price and the fair market value of the common stock on the date of exercise. In cases involving an exercise and immediate sale, the value was calculated on the basis of the actual sale price. In cases involving an exercise without immediate sale, the value was calculated on the basis of our closing stock price on the date of exercise.

Employment Agreements

  Management Agreement

        The services of Mr. Robert Margolis, as our Chairman and Chief Executive Officer are provided to us pursuant to a management agreement (the "Management Agreement"). The Management Agreement, as amended, provides for certain base compensation and bonuses payable to Mr. Margolis. The Management Agreement provides that, for each fiscal year, if our EBITDA for such fiscal year is not less than $5.0 million, then Mr. Margolis will receive a performance bonus equal to 10% of our EBITDA for such fiscal year in excess of $2.5 million up to $10.0 million, plus 15% of our EBITDA for such fiscal year in excess of $10.0 million. For Fiscal 2008, Fiscal 2007 and Fiscal 2006, Mr. Margolis' base compensation and bonuses were $4.1 million, $8.7 million, and $4.4 million, respectively. Pre-tax earnings for Fiscal 2008, Fiscal 2007 and Fiscal 2006 exceeded certain pre-tax earnings thresholds, as required in the Management Agreement and as reviewed by the Compensation Committee, thereby automatically extending the Management Agreement to February 1, 2011. The Management Agreement may be terminated at any time without cause or in the event of certain circumstances, as defined. If we terminate the agreement without cause or Mr. Margolis terminates the agreement if we materially breach the terms and conditions of the agreement or fail to perform any material obligation there under, Mr. Margolis is entitled to receive within 60 days of termination, a lump sum cash payment equal to three times the sum of his annual base compensation and the previous year's performance bonus (the "Termination Payment"). Mr. Margolis' annual base compensation in Fiscal 2008 was $761,000 and his performance bonus for Fiscal 2008 was approximately $3.4 million. Based on the amounts paid for Fiscal 2008, the lump sum payment owed upon such a termination would be approximately $12.5 million.

        On August 28, 2007, we entered into an amendment (the "Amendment") to the Management Agreement which amends, among other things, the provisions regarding the Termination Payment to reduce the payment by disregarding all revenues received from Mossimo Inc. during Fiscal 2007 and also the deal-related expenses associated with the termination of the Mossimo Finder's Agreement. The Amendment also excluded all Fiscal 2007 royalty revenues and expenses associated with Mossimo and the termination of the Mossimo Finder's Agreement in the determination of the pre-tax earnings threshold for Fiscal 2007. The Amendment was approved by the Company's stockholders at the annual meeting of the Company's stockholders on August 28, 2007.

        The current term of the Management Agreement ends February 1, 2011; however, the term may be extended indefinitely for additional one year terms so long as we meet certain pre-tax earnings thresholds. If the Company fails to meet the criteria for extending the term of the Management Agreement in any particular fiscal year, the Management Agreement will not be extended in that year and will thereafter be scheduled to expire two-years from the date of such failure, but the Management Agreement will remain eligible to be extended by an additional year in any subsequent fiscal year during the term of the Management Agreement in which the criteria to extend the term of the Management Agreement are satisfied. The Management Agreement also provides that Mr. Margolis may nominate one director to the Board of Directors and certain other investors may nominate one director to the Board of Directors.

  No Other Agreements

        There are no other employment agreements between the Company and other executive officers or employees of the Company and no other executive officers are entitled to any payments upon termination or a change of control that are not generally available to all of the Company's employees.

Certain Relationships and Related Transactions

        The Company's policy is to require that any transaction with a related party required to be reported under applicable Securities and Exchange Commission rules, other than compensation-related matters and waivers of its code of business conduct and ethics, be reviewed and approved or ratified by a majority of independent, disinterested directors. The Company has not adopted procedures for review of, or standards for approval of, these transactions, but instead reviews such transactions on a case-by-case basis.

        For information with respect to other transactions and relationships between the Company and certain executive officers, directors and related parties, see the description of the Management Agreement under the heading "Employment Agreements" above.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION

        The following Report of the Compensation Committee of the Company's Board of Directors is included herein pursuant to Item 407 of Regulation S-K. Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act or the Exchange Act, the information contained in this report shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference, in whole or in part, into any future filing under the Securities Act or Exchange Act, and such information shall be entitled to the benefits provided in Item 407(e) of Regulation S-K.

        The Compensation Committee establishes and oversees the design and functioning of the Company's executive compensation program. We have reviewed and discussed the foregoing Compensation Discussion and Analysis with the management of the Company. Based on this review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our Proxy Statement for the 2008 Annual Meeting.

                      COMPENSATION COMMITTEE

                      Timothy Ewing
                      Jess Ravich
                      Keith Hull

Equity Compensation Plan Information

        The Company currently maintains three compensation plans, the 1995 Incentive Stock Option Plan, the 2003 Incentive Award Plan and the 2006 Incentive Award Plan. All of these stock option award plans provide for the issuance of common stock to officers and other employees and directors, and have previously been approved by the Company's stockholders. The following table sets forth the information regarding outstanding options and shares reserved for future issuance under the 1995 Incentive Stock Option Plan, the 2003 Incentive Award Plan and the 2006 Incentive Award Plan as of February 2, 2008.

Securities Authorized for Issuance Under Equity Compensation Plans, as of February 2, 2008

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance (excluding securities referenced in Column (a))
	Column (a)	Column (b)	Column (c)
Equity compensation plans approved by security holders—1995 Plan(1)	5,754	$20.61	—
Equity compensation plans approved by security holders—2003 Plan(2)	180,149	$32.18	4,167
Equity compensation plans approved by security holders—2006 Plan(3)	235,000	$39.97	15,000
Equity compensation plans not approved by security holders	—	—	—
Total	420,903	$36.37	19,167

(1)
The Cherokee Inc. 1995 Incentive Stock Option Plan expired on July 24, 2005. However, options previously granted under this plan remain outstanding until the earlier of expiration or exercise. In the event that any outstanding option under the plan expires or is terminated, the shares of common stock allocable to the unexercised portion of the option shall no longer be available for grant.

(2)
Nearly all of the shares available under the 2003 Incentive Award Plan have been awarded. In the event that any outstanding option under the plan expires or is terminated, the shares of common stock allocable to the unexercised portion of the option shall again be available for options under the plan as if no option had been granted with respect to such shares, until the 2003 Incentive Award Plan expires on April 17, 2013.

(3)
Nearly all of the shares available under the 2006 Incentive Award Plan have been awarded. In the event that any outstanding option under the plan expires or is terminated, the shares of common stock allocable to the unexercised portion of the option shall again be available for options under the plan as if no option had been granted with respect to such shares, until the 2006 Incentive Award Plan expires on April 28, 2016.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission and the National Association of Securities Dealers concerning their holdings of, and transactions in, securities of the Company. The Securities and Exchange Commission rules also require that copies of these filings be furnished to the Company.

        To the Company's knowledge, based solely on its review of copies of such reports received or written representations from certain reporting persons that no other reports were required during Fiscal 2008, all Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders were met during Fiscal 2008.

AUDIT COMMITTEE REPORT

        The following Report of the Audit Committee of the Company's Board of Directors is included herein pursuant to Item 407 of Regulation S-K. Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act or the Exchange Act, the information contained in this report shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference, in whole or in part, into any future filing under the Securities Act or Exchange Act, and such information shall be entitled to the benefits provided in Item 407(d) of Regulation S-K.

        The Audit Committee of the Company's Board of Directors is comprised of independent directors as required by the listing standards of The Nasdaq Stock Market, Inc. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

        The role of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company's financial statements as well as the Company's financial reporting process, accounting principles and internal controls. The Company's independent public accountants are responsible for performing an audit of the Company's financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

        In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended February 2, 2008 with management and the Company's independent public accountants. The Audit Committee has discussed with the Company's independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the Company's independent public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the Company's independent public accountants their independence from the Company. The Audit Committee has considered whether the independent accountants' provision of non-audit services to the Company is compatible with maintaining the independent public accountants' independence.

        The members of the Audit Committee are not engaged in the accounting or auditing profession. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the Company's independent public accountants. As a result, the Audit Committee's oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes, principles and internal controls, that the Company's financial statements are accurate, that the audit of such financial statements has been conducted in accordance with generally accepted auditing standards or that the Company's independent public accountants meet the applicable standards for independent public accountants independence.

        Based on the reports and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 2, 2008, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Audit Committee
Mr. Jess Ravich, Chairman
Mr. David Mullen
Mr. Keith Hull

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM

        On January 9, 2007, the Audit Committee of the Company unanimously voted to engage Moss Adams LLP as the Company's independent registered public accounting firm to audit the Company's financial statements and internal control over financial reporting for the year ending February 3, 2007. From May 30, 1995 through January 9, 2007, PricewaterhouseCoopers LLP ("PWC"), formerly Coopers & Lybrand L.L.P., had been engaged to serve as the Company's principal independent registered public accountant to audit its financial statements.

        PWC's reports on the Company's consolidated financial statements as of and for the years ended January 29, 2005 and January 28, 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

        During the years ended January 29, 2005 and January 28, 2006 and through January 9, 2007, there were no disagreements between the Company and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.

        In addition, none of the "reportable events" described in Item 304(a)(l)(v) of Regulation S-K occurred with respect to the Company during the years ended January 29, 2005 and January 28, 2006 and through January 9, 2007.

        On January 9, 2007, PWC furnished the Company a letter stating the it agreed with the foregoing statements.

        During the years ended January 29, 2005 and January 28, 2006 and through January 9, 2007, neither the Company nor anyone acting on its behalf consulted Moss Adams LLP regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a "reportable event" described in Item 304(a)(1)(v) of Regulation S-K.

        A representative of Moss Adams LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement during the Annual Meeting if the representative desires to do so and the representative is expected to be available to respond to appropriate questions.

Fees to Independent Public Accountants

        The fees for professional services to the Company by its independent public accountants, during Fiscal 2008 and Fiscal 2007 are as follows:

	Fiscal 2008	Fiscal 2007
Audit Fees(1)	$223,000	$198,000
Audit-related Fees(2)	27,000	—
Tax Fees—includes compliance, tax advice and tax planning(3)	—	75,000
All Other Fees	$—	$—

(1)
Audit Fees for Fiscal 2008 consist of fees for professional services for the integrated audit of the Company's consolidated financial statements and the review of the Company's interim consolidated financial statements included in quarterly reports (including services related to the audit of the Company's internal control over financial reporting) by Moss Adams LLP. Audit Fees for Fiscal 2007 consist of fees for professional services for the integrated audit of the Company's consolidated annual financial statements (including services related to the audit of the Company's internal control over financial reporting) by Moss Adams LLP. Audit Fees for Fiscal 2007 also include fees for professional services by the Company's former auditor, PricewaterhouseCoopers LLP, in connection with the review of its consolidated financial statements included in quarterly reports. The Company changed audit firms in January 2007.

(2)
Audit related Fees for Fiscal 2008 consist of fees for professional services provided by Moss Adams LLP in connection with assurance related services and accounting consultations.

(3)
Tax Fees for Fiscal 2007 were for professional services for federal and state tax compliance, tax advice and tax planning provided by PricewaterhouseCoopers LLP.

        Moss Adams did not use any non-permanent employees in the auditing of the Company's financial statements during Fiscal 2008 or Fiscal 2007.

        The Audit Committee annually reviews and pre-approves certain audit and permissible non-audit services that may be provided by the independent auditors and establishes a pre-approved aggregate fee level for all these services. Any proposed services not included within the list of pre-approved services or any proposed services that will cause the Company to exceed the pre-approved aggregate amount requires specific pre-approval by the Audit Committee.

OTHER MATTERS

Additional Information

        Although not a part of this Proxy Statement, a copy of the Company's Annual Report on Form 10-K for Fiscal 2008, including financial statements (but not including exhibits thereto) (our "Annual Report"), is being mailed with this proxy statement to each stockholder of record on the record date for the Annual Meeting. Copies of our Annual Report are also available on the internet through the Investor Relations section of our website at www.thecherokeegroup.com and through the website of the Securities and Exchange Commission (the "SEC") at www.sec.gov. Additionally, copies of our Annual Report are available free of charge upon written request to the office of Investor Relations, Cherokee Inc., 6835 Valjean Avenue, Van Nuys, CA 91406. Exhibits will be provided upon written request and payment of an appropriate processing fee.

Date for Submission of Stockholder Proposals for the 2009 Annual Meeting

        Any proposal relating to a proper subject which a stockholder may intend to be presented for action at the 2009 Annual Meeting of Stockholders must be received by the Company no later than January 1, 2009, to be considered for inclusion in the proxy material to be disseminated by the Board of Directors in accordance with the provisions of Rule 14a(8)(e)(1) promulgated under the Exchange Act. Copies of such proposals should be sent to the Company's Secretary at the Company's principal executive offices. To be eligible for inclusion in such proxy materials, such proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act.

        In addition, if the Company has not received notice on or before March 17, 2009 of any matter a stockholder intends to propose for a vote at the 2009 Annual Meeting, then a proxy solicited by the Board of Directors may be voted on such matter in the discretion of the proxy holder, without a discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate matter on the proxy card.

Other Business of the Annual Meeting

        The Board of Directors is not aware of any matter to be presented at the Annual Meeting or any postponement or adjournment thereof, which is not listed on the Notice of Annual Meeting and discussed above. If other matters should properly come before the meeting, however, the persons named in the accompanying proxy will vote all proxies in accordance with the recommendation of the Board of Directors or if no such recommendation is given, in their own discretion.

Adjournments and Postponements

        Although it is not expected, the Annual Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement may be made without notice by an announcement at the annual meeting. Any signed proxies, or proxies submitted by telephone, received by us will be voted in favor of an adjournment or postponement in these circumstances. Any adjournment or postponement of the Annual Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use.

Cost of Soliciting Proxies

        The expense of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies will be paid by the Company. In addition to the use of the mail, proxies may be solicited by personal interview, telephone or telegraph, by officers, directors and other employees of the Company, who will not receive any additional compensation for such services. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send or cause to be sent proxy materials to, and obtain proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

                      By Order of the Board of Directors,

                      Carol A. Gratzke
                      Secretary

Van Nuys, California
May 9, 2008

The Board of Directors recommends a vote "FOR" the directors listed below and a vote "FOR" Proposal 2.

1.	To elect five (5) directors for a one-year term to expire at the 2009 Annual Meeting of Stockholders. Our present Board of Directors has nominated and recommends for election as director the following persons:
•    Robert Margolis
•    Timothy Ewing
•    Dave Mullen
•    Jess Ravich
• Keith Hull	☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY for all nominees	☐	FOR ALL EXCEPT (see instructions below)
(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the "Exceptions" box and write the name(s) of such nominee(s) on the space provided below.) EXCEPTIONS

2.	To approve the proposed ratification of Moss Adams LLP as the Company's independent registered public accounting firm for Fiscal 2009.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	In their discretion, the Proxies, identified on the front of this card, are authorized to vote upon such other business as may properly come before the Annual Meeting.
Dated:	, 2008

Signature
Signature
Title(s)

Note: Please sign your name exactly as it appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, give your title. When shares are in the names of more than one person, each should sign.

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CHEROKEE INC. 6835 Valjean Avenue Van Nuys, California 91406
CHEROKEE INC. 6835 Valjean Avenue Van Nuys, California 91406
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held On June 10, 2008
IMPORTANT
CHEROKEE INC. 6835 Valjean Avenue Van Nuys, California 91406
PROXY STATEMENT 2008 ANNUAL MEETING OF STOCKHOLDERS To Be Held On June 10, 2008
GENERAL INFORMATION
ITEM 1. ELECTION OF DIRECTORS
ITEM 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
EXECUTIVE COMPENSATION
Estimated Future Payouts Under Equity Incentive Plan Awards
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT
AUDIT COMMITTEE REPORT
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM
OTHER MATTERS